                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
               PURSUANT TO SECTION 12 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 2001



                      INTEGRATED MEASUREMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        OREGON                          0-26274                  93-0840631
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



                            9525 S.W. Gemini Drive
                           Beaverton, Oregon  97008
                                (503) 626-7117
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.  OTHER EVENTS

       On May 16, 2001, Integrated Measurement Systems, Inc., an Oregon corporation (the "Company"), Credence Systems Corporation, a Delaware corporation ("Credence") and Iguana Acquisition Corporation, an Oregon corporation and a wholly-owned subsidiary of Credence entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). In connection with the Merger Agreement, Credence and Merger Sub entered into a Shareholder Agreement with Cadence Design Systems, Inc., dated as of May 16, 2001 (the "Shareholder Agreement"). On June 4, 2001 the parties to the Shareholder Agreement entered into an Amended and Restated Shareholder Agreement. On June 1, 2001, the parties to the Merger Agreement entered into Amendment No. 1 to the Merger Agreement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

       2.1 Agreement and Plan of Merger and Reorganization dated May 16, 2001 by and among Credence Systems Corporation, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc. (incorporated by reference to the Company's Current Report on Form 8-K filed with the Commission on May 18, 2001)

       2.2 Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated June 1, 2001 by and among Credence Systems Corporation, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.

       99.1 Amended and Restated Shareholder Agreement effective as of May 16, 2001 and dated June 4, 2001 by and among Credence Systems Corporation, Iguana Acquisition Corporation and Cadence Design Systems, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on June 4, 2001.

                              INTEGRATED MEASUREMENT SYSTEMS, INC.

                              (Registrant)


                              /s/ Fred Hall
                              --------------------------------
                              Fred Hall
                              Chief Financial Officer

                               INDEX TO EXHIBITS


       Exhibit No.
       -----------

       2.1 Agreement and Plan of Merger and Reorganization dated May 16, 2001 by and among Credence Systems Corporation, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc. (incorporated by reference to the Company's Current Report on Form 8-K filed with the Commission on May 18,
                    2001)

       2.2 Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated June 1, 2001 by and among Credence Systems Corporation, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.

       99.1 Amended and Restated Shareholder Agreement effective as of May 16, 2001 and dated June 4, 2001 by and among Credence Systems Corporation, Iguana Acquisition Corporation and Cadence Design Systems, Inc.